Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
November 30, 2000



Expected B Maturity 4/15/2004


Blended Coupon 7.0615%


Excess Protection Level
3 Month Average   5.98%
November, 2000   6.26%
October, 2000   6.05%
September, 2000   5.61%


Cash Yield19.78%


Investor Charge Offs 4.46%


Base Rate 9.06%


Over 30 Day Delinquency 5.24%


Seller's Interest11.84%


Total Payment Rate13.77%


Total Principal Balance$56,372,819,075.31


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,672,128,513.82